ENDORSEMENT NO. 1

Attaching to and forming part of the GUARANTEE AGREEMENT by and among DORINCO REINSURANCE COMPANY, AMERICAN HALLMARK INSURANCE COMPANY OF TEXAS, and AMERICAN HALLMARK GENERAL AGENCY, INC.

IT IS AGREED, effective 12:01 a.m., Central Standard Time, July 1, 1997, that the fifth, seventh, eleventh and nineteenth paragraphs under PREAMBLE will read as follows and not as heretofore:

DORINCO has entered into a Quota Share Retrocession Agreement, effective July 1, 1996, with AMERICAN HALLMARK ("Retrocession Agreement"), pursuant to which AMERICAN HALLMARK has retroceded to DORINCO a 25% share of the Interest and Liabilities under the Reinsurance Agreement. As respects subject business of the REINSURANCE AGREEMENT written or renewed on or after July 1, 1997, AMERICAN HALLMARK will retrocede to DORINCO a 50% share of the Interest and Liabilities under the Reinsurance Agreement.

NOW, THEREFORE, DORINCO hereby agrees, as respects subject business of the REINSURANCE AGREEMENT written or renewed on or after July 1, 1997, to guarantee a 50% share of the full and complete performance of all terms, conditions and covenants by: (a) AMERICAN HALLMARK under the REINSURANCE AGREEMENT (Exhibit "A"); (b) GENERAL AGENCY under the GENERAL AGENCY AGREEMENT (Exhibit "B"); and (c) AMERICAN HALLMARK under the ADMINISTRATIVE SERVICES AGREEMENT (Exhibit "C"). This GUARANTY constitutes consideration by DORINCO to STATE AND COUNTY MUTUAL for entering into the subject agreements with AMERICAN HALLMARK and GENERAL AGENCY.

If, by action of a state insurance regulatory agency or court of competent jurisdiction, AMERICAN HALLMARK is found to be insolvent or is placed in supervision, conservation, receivership, rehabilitation or liquidation, or has a receiver, supervisor or conservator appointed, then DORINCO shall fully assume 50% of AMERICAN HALLMARK's obligations owed to STATE AND COUNTY MUTUAL under the subject agreements, including but not limited to making all payments that were required of AMERICAN HALLMARK under the subject agreements. STATE AND COUNTY MUTUAL shall assign to DORINCO its right to recover from AMERICAN HALLMARK any claims payments or other payments made by DORINCO to STATE AND COUNTY MUTUAL by reason of AMERICAN HALLMARK being found to be insolvent or placed in supervision, conservation, receivership, rehabilitation or liquidation. Notwithstanding DORINCO s agreement to fully assume AMERICAN HALLMARK's obligations, if AMERICAN HALLMARK is found to be insolvent or is placed in supervision, conservation, receivership, rehabilitation or liquidation, STATE AND COUNTY MUTUAL shall not be required to pay to DORINCO any amounts paid by STATE AND COUNTY MUTUAL to AMERICAN HALLMARK as of that date and/or which STATE AND COUNTY MUTUAL is required to pay in the future to AMERICAN HALLMARK and /or its supervisor, conservator, rehabilitator or liquidator.

In the event that either (i) the Texas Department of Insurance requires cancellation or disallows credit for reinsurance under the REINSURANCE AGREEMENT or (ii) DORINCO s A.M. Best rating at any time is lower than A-, DORINCO will immediately secure 50% of AMERICAN HALLMARK's obligations under the REINSURANCE AGREEMENT via a security fund agreement to be executed by DORINCO and STATE AND COUNTY MUTUAL, which
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security fund agreement shall be in form and content acceptable to STATE
AND COUNTY MUTUAL.

IN WITNESS WHEREOF, the Parties hereto by their respective duly authorized representatives have executed this Guaranty as of the dates first above mentioned.


DORINCO REINSURANCE COMPANY

Attest:

By: ____________________________

Title: _________________________

Date: __________________________


AMERICAN HALLMARK INSURANCE
COMPANY OF TEXAS

Attest:

By: ____________________________

Title: _________________________

Date: __________________________


AMERICAN HALLMARK GENERAL AGENCY, INC.

Attest:

By: ____________________________

Title: _________________________

Date: __________________________